UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2013

Imaging Diagnostic Systems, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-26028	22-2671269
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)
5307 NW 35th Terrace
Fort Lauderdale, Florida 33309
(Address of principal executive offices, including zip code)

(954) 581-9800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On September 30, 2013, Imaging Diagnostic Systems, Inc. (the "Company") was unable to file its Annual Report on Form 10-K for the fiscal year ending June 30, 2013 due to its inability to pay the costs associated with such filing.   These costs include the fee for the independent registered public accounting firm to conduct the annual audit, the fee for legal review, and the cost of the XBRL filing with the Securities and Exchange Commission's EDGAR system.
While the Company is seeking strategic funding, no assurance can be made that such funding will be obtained.  As of the date of this Current Report, a date when the Form 10-K can be filed cannot be estimated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGING DIAGNOSTIC SYSTEMS, INC.

Date: September 30, 2013	By:	/s/ Linda B. Grable
Name: Linda B. Grable
Title: Chief Executive Officer